SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                May 1, 2000
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                    (Date of earliest event reported)


                        Commonwealth Bancorp, Inc.
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         (Exact name of registrant as specified in its charter)


      Pennsylvania                  0-27942                   23-2828883
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                19401
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(Address of principal executive offices)                      (Zip Code)


                               (610) 251-1600
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           (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


ITEM 5.  OTHER EVENTS

    On May 1, 2000, Commonwealth Bancorp, Inc. announced that its wholly-owned subsidiary, Commonwealth Bank, has reached a definitive agreement with Nazareth National Bank and Trust, a wholly-owned subsidiary of First Colonial Group, Inc. regarding the sale of Commonwealth's two branches in Lehigh
County, Pennsylvania.   For additional information, reference is made to the
Press Release, dated May 1, 2000, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated May 1, 2000















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            COMMONWEALTH BANCORP, INC.



Date: May 2, 2000           By:  /s/Charles M. Johnston
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                                  Charles M. Johnston
                                  Chief Financial Officer















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